UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/25/2010

Pacer International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-49828

Tennessee	62-0935669
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6805 Perimeter Drive
Dublin, OH 43016
(Address of principal executive offices, including zip code)

(614) 923-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 25, 2010, the Company filed with the Secretary of State of Tennessee an amendment to its Second Amended and Restated Charter (the "Charter") to change the Company's principal office location from 2300 Clayton Road, Suite 1200, Concord, CA 94520 to 6805 Perimeter Drive, Dublin, OH 43016. The amendment was approved by the Board of Directors (the "Board") of the Company on May 5, 2010. No shareholder approval of the amendment was required. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

3.1 Amendment dated May 24, 2010 to Second Amended and Restated Charter of Pacer Internatonal, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacer International, Inc.

Date: June 01, 2010	By:	/s/ John J. Hafferty
John J. Hafferty
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-3.1	Amendment dated May 24, 2010 to Second Amended and Restated Charter of Pacer International, Inc.